SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Techpoint, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

(408) 324-0588

April 20, 2018

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Techpoint, Inc. that will be held on Thursday, May 31, 2018, at 10:00 a.m., Pacific Daylight Time, at the Company’s offices in San Jose at 2550 N. First Street #550, San Jose, CA 95131.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please vote promptly to ensure that your shares will be represented. Your shares cannot be voted unless you sign, date and return the enclosed proxy, submit your proxy by telephone or the internet, or attend the Annual Meeting in person.

A copy of the Company’s 2017 Annual Report on Form 10-K is also enclosed.

We look forward to seeing you at the annual meeting.

Sincerely yours,

Fumihiro Kozato

President and Chief Executive Officer

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

___________________________

Notice of Annual Meeting of Stockholders

to be held Thursday, May 31, 2018

___________________________

To the Stockholders of Techpoint, Inc.:

The Annual Meeting of Stockholders of Techpoint, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices in San Jose at 2550 N. First Street #550, San Jose, CA 95131, on Thursday, May 31, 2018, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

1.	To elect the six nominees named in the proxy statement to the Company’s Board of Directors; and
2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Stockholders of record as of the close of business on April 4, 2018 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. You may vote on the internet, by telephone or by mailing the enclosed proxy card or voting instruction form. Please review the instructions on page 2 of the Proxy Statement and your proxy card or voting instruction form regarding each of these voting options.

By Order of the Board of Directors

Fumihiro Kozato

President and Chief Executive Officer

San Jose, California

April 20, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 31, 2018.

The Proxy Statement and Annual Report are available at https://materials.proxyvote.com.

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

___________________________

Proxy Statement

___________________________

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Techpoint, Inc., a Delaware corporation (“we,” “us,” “our,” “Techpoint” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices in San Jose at 2550 N. First Street #550, San Jose, CA 95131, on Thursday, May 31, 2018, at 10:00 a.m., Pacific Daylight Time, and any postponement or adjournment thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 20, 2018.

Questions and Answers about

the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

Two proposals will be voted on at the Annual Meeting:

•	The election of the six nominees named in the proxy statement to the Company’s Board of Directors; and
•	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

What are the Board’s recommendations?

Our Board of Directors recommends that you vote:

“FOR” election of each of the nominated directors; and

“FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholders proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on April 4, 2018 (the “Record Date”) may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” The Proxy Statement, Annual Report and proxy card have been sent directly to you by Techpoint.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote?

You may vote using any of the following methods:

•

By Mail - Stockholders of record may submit proxies by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the election of the nominees for director and “FOR” the ratification of the independent registered public accounting firm for the year ending December 31, 2018. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

•

By Telephone - Stockholders of record may submit proxies by following the telephone voting instructions on their proxy cards. Most stockholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

•

By Internet - Stockholders of record may submit proxies by following the internet voting instructions on their proxy cards. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

•

In Person at the Annual Meeting - Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting.

If I hold JDSs, how do I vote my shares?

You may instruct Mitsubishi UFJ Trust and Banking Corporation and The Master Trust Bank of Japan, Ltd. (collectively, the “Trustees”) to vote the shares of common stock underlying your JDSs. Otherwise, you will not be able to exercise your right to vote unless you withdraw the shares of common stock underlying your JDSs. However, you may not have sufficient time to withdraw the shares of common stock underlying your JDSs in time for this annual meeting of stockholders.  In order to be eligible to vote common stock directly at this annual meeting of stockholders, you must withdraw your shares of common stock underlying your JDSs before the Record Date.

The Trustees will notify you of an upcoming vote and arrange to deliver voting materials to you. The materials will include (1) a notice of the stockholders’ meeting which will be prepared for you by the Trustees and an instruction regarding exercise of voting rights, or a document which is prepared for you by the Trustees containing matters to be consented or delegated to a proxy and an instruction on consent or a proxy, (2) a document explaining that you will be entitled to instruct the Trustees how to vote the shares underlying your JDSs pursuant to laws, the provisions of our trust agreement with the Trustees, and our amended and restated certificate of incorporation and bylaws and (3) a document briefly explaining procedures surrounding the voting rights. For instructions to be valid, we will notify the Trustees in writing of the date of the stockholders’ meeting within a reasonable amount of time. The Trustees will vote or have its agents vote the shares of common stock underlying your JDSs in accordance with the voting instructions received from you (including deemed instructions to give a discretionary proxy to a person designated by us in accordance with the next paragraph) unless they judge that such voting and instruction conflicts with laws, the provisions of our trust agreement with the Trustees, and our amended and restated certificate of incorporation and bylaws. The Trustees will only vote or attempt to vote as you instruct, or are deemed to have instructed.

We cannot assure you that you will receive the voting materials in time to ensure that you can instruct the Trustees to vote the common stock underlying your JDSs. In addition, the Trustees and its agents are not responsible for failing to carry out voting instructions or for the manner of carrying out voting instructions. This means that you may not be able to exercise your right to vote and there may be nothing you can do if the common stock underlying your JDSs is not voted as you requested.

In order to give you a reasonable opportunity to instruct the Trustees how to vote the shares of common stock underlying your JDSs, we will try to give the Trustees notice of any such meeting and details concerning the matters to be voted upon sufficiently in advance of the meeting date.

Do JDSs count for purposes of voting results?

If your instructions to the Trustees are valid and timely received, your JDSs will count for purposes of voting results.

Will JDSs be counted for purposes of establishing a quorum?

If the Trustees receive an instruction document without clear or specific instruction, the Trustees shall deem such instruction document to be a blank vote, unless the voting materials that are distributed to you specify how your JDSs will be voted absent specific or clear instructions. A blank vote is similar to an abstention, meaning the vote shall count only for purposes of establishing a quorum, but not counted toward the outcome of the vote.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are a stockholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later‑dated proxy. If you submitted your proxy by telephone or the internet, you may change your vote or revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your vote, please consult the voting instructions provided with this proxy statement or contact your broker, bank or nominee.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For Proposal 2, the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2018, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” An abstention has the same effect as a vote “AGAINST” the proposal.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (“FOR” each of the nominees to the Board of Directors and “FOR” the ratification of BDO USA, LLP as our independent registered public accounting firm, and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

What vote is required to approve each item?

For Proposal 1, the election of directors, the six nominees for director who receive the most votes “FOR” election will be elected, assuming the presence of a quorum. Accordingly, if you do not vote for a nominee, do not instruct your broker how to vote for a nominee or if you indicate “withhold authority to vote” for a nominee, your vote will not count either “FOR” or “AGAINST” the nominee.

Proposal 2 requires the affirmative “FOR” vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote. Abstentions have the same effect as votes “AGAINST” this proposal.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 17,124,353 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of our common stock. At this time, we have not engaged a proxy solicitor. If we do engage a proxy solicitor, we will pay the customary costs associated with such engagement.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees

Our Bylaws provide that our Board shall consist of no less than four and no more than seven members, with the exact number of members within the variable range to be fixed from time to time by resolution of the Board. Currently, our Board is fixed at six members. As of April 20, 2018, all six directors on our Board serve with terms ending at the Annual Meeting. The Board has nominated Mr. Kozato, Mr. Liu, Mr. Cochran, Dr. Aoshima, Mr. Mori, and Dr. Kuo, for re-election to the Board, each to hold office until the Annual Meeting in 2019 and until his successor has been elected and qualified or until his earlier resignation or removal.

We know of no reason why any nominee may be unable to serve as a director. If any nominee becomes unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or the Board increases the number of directors, then the Board may fill the vacancy.

Names of the nominees and certain biographical information as of April 20, 2018 are set forth below:

Name	Age	Position with the Company	Director Since
Fumihiro Kozato	58	President and Chief Executive Officer	2012
Dr. Feng Kuo, Ph.D.	60	Chief Technology Officer	2018
Fun-Kai Liu	64	Director	2012
Koji Mori	61	Director	2012
Robert Cochran	60	Director	2016
Dr. Yaichi Aoshima, Ph.D.	53	Director	2016

Fumihiro Kozato has been our President and CEO and served as a director since founding the Company in 2012. Mr. Kozato is the former founder and CEO of Techwell, Inc., a publicly traded semiconductor company focusing on mixed-signal integrated circuits for video surveillance and automotive entertainment applications that was sold to Intersil Corporation in 2010. Between 2010 and 2012, Mr. Kozato pursued other interests. From 1994 to 1996, Mr. Kozato was the President of Sigmax, a start-up company based in Silicon Valley developing CD-ROM controller chips that was sold to Adaptec in 1996. From 1987 to 1994, Mr. Kozato was the Business Control Manager of the electronics division at Ricoh USA, part of a large Japanese electronics conglomerate, where he was responsible for Ricoh’s U.S. semiconductor business. Mr. Kozato started his career at Tomen, a large Japanese trading company. Mr. Kozato holds a B.S. in Mathematics from U.C. Santa Barbara. We believe that Mr. Kozato is qualified to serve as a member of our Board of Directors because of the perspective and experience he brings as our CEO, his industry experience and his deep knowledge of our products, target markets and operations.

Dr. Feng Kuo, Ph.D. has been the Company’s CTO since October 2012. Before that, Dr. Kuo served as the Vice President of Engineering at Intersil following its acquisition of Techwell in 2010 and where he had served as CTO from 1998 to 2010. From 1994 to 1996, Dr. Kuo was the VP of Engineering of Sigmax prior to its acquisition by Adaptec. From 1991 to 1994, Dr. Kuo was a Product Manager at Seiko, where he designed a variety of analog and mixed-signal semiconductors. Dr. Kuo started his career at Hypres, a superconductor IC Company. Dr. Kuo holds a B.S. in Electrical Engineering from National Taiwan University and an M.S. and a Ph.D. in Electrical Engineering from Stony Brook University. We believe that Dr. Kuo is qualified to serve as a member of our Board of Directors due to his deep technical expertise, his insights into our target markets, target customers and product strategy and his prior experience in serving as an executive officer in publicly traded companies.

Fun Kai Liu has served on our Board since 2012. Since 2005 Mr. Liu has been an angel investor focusing on Silicon Valley startups. Mr. Liu served at Tvia, Inc., a publicly traded developer of semiconductor and software products targeted for the advanced television and emerging display markets, as Chief Executive Officer from its founding in 1995 through 2001 and as Chairman of the board through 2005. From its founding in 1989 through 1994, Mr. Liu served as the Chairman and Chief Executive Officer of OPTi Inc., a publicly traded manufacturer of core logic chip sets for the personal computer market. He received a B.S. in Electrical Engineering from National Cheng-Kung University in Taiwan, an M.S. in Computer Science from Santa Clara University and an M.S. in Electrical Engineering from Ohio State University. We believe that Mr. Liu is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from industry experience and his service as a CEO and director of public companies.

Koji Mori has served on our Board since 2012. Mr. Mori has been the Vice President of DENSO International America, Inc., a global automotive components manufacturer, since January 2007. Mr. Mori holds a B.A. in Electrical Engineering from Kanazawa University in Japan. We believe that Mr. Mori is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from extensive experience in the automotive industry.

Robert Cochran has served on our Board since January 2016. Mr. Cochran is currently the Executive Vice President, Legal and Corporate Collaboration of A10 Networks, Inc., an application networking company, where he has worked since January 2012 and served as a member of its board of directors since April 2012. From January 1993 to January 2012, Mr. Cochran was an attorney in private practice in Woodside, California. From 2004 to 2010, Mr. Cochran served as a director of Techwell, Inc. Mr. Cochran also serves as a director of one privately held company. Mr. Cochran holds a J.D. from Harvard Law School and an A.B. from Harvard University. We believe that Mr. Cochran is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from counseling growth companies and his service as a director of public and private companies.

Dr. Yaichi Aoshima, Ph.D. has served on our Board since July 2016. Since 1999, Dr. Aoshima has been an Associate Professor and Professor at the Institute of Innovation Research at Hitotsubashi University in Japan,  focusing on new product development, organization theory, and technology management. Dr. Aoshima holds a Ph.D. in Management from Massachusetts Institute of Technology, an M.A. in Commerce and Management from Hitotsubashi University, and an undergraduate degree in Commerce and Management from Hitotsubashi University. Since June 2014, Dr. Aoshima has also served as a director of NS Solutions, a subsidiary of Nippon Steel and Sumitomo Metal in Japan. We believe that Dr. Aoshima is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from extensive experience in product development and technology management, and his experience serving on the board of a Japanese company.

The Board of Directors Recommends a Vote “FOR” Election as Director for Each of the Nominees Set Forth Above.

Director Nominations

The Board of Directors nominates directors whose term is scheduled to expire at the next annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the board for nomination or election.

The Nominating and Corporate Governance Committee evaluates and selects candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management, accounting, finance, or marketing, or industry and technology knowledge, that may be useful to the Company and the Board of Directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee also believes that service as a director of other public companies provides experience and perspective that may be useful to the Company and the Board of Directors. Although the Company has no formal diversity policy for board members, the Board of Directors and the Nominating and Corporate Governance Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees.

The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the board of directors to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission, or SEC, rules, and that a majority of the members of the board meet the definition of “independent director” under applicable SEC rules. The Nominating and Corporate Governance Committee believes it appropriate for certain key members of our management - currently, our chief executive officer and our chief technology officer - to participate as members of the Board of Directors.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, then the Nominating and Corporate Governance Committee will consider various candidates for board membership, including those suggested by the committee members, by other board members, by any search firm engaged by the Nominating and Corporate Governance Committee and by stockholders. Each of the nominees is a member of the Board of Directors standing for re-election as a director.

A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary date of the preceding year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received by our Secretary not later than the close of business on the later of (1) the 90th day prior to the date of the scheduled annual meeting and (2) the 10th day following the earlier to occur of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which public announcement of the date of such scheduled annual meeting was first made. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Techpoint, Inc., 2550 N. First Street, #550, San Jose, California 95131. You may obtain a copy of the full text of this provision of the Bylaws by writing to our Secretary at the above address.

Director Independence

Our common stock is listed on the Mothers market of the Tokyo Stock Exchange. Because our common stock is not listed on a U.S. national securities exchange or an inter-dealer quotation system, the rules of the SEC require that we identify which of our directors is independent using a definition for independence for directors of a national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board of Directors be independent. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, with us, our senior management and our independent registered public accounting firm, our Board has determined that four of our directors, Messrs. Cochran, Liu and Mori, as well as Dr. Aoshima, are independent directors under applicable SEC rules. Mr. Kozato and Dr. Kuo are not considered independent as they are employed as our Chief Executive Officer and Chief Technology Officer, respectively.

Board Meetings

The Board of Directors held 13 meetings during 2017. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and of the committees on which such director served. The independent directors meet in executive sessions at regularly scheduled meetings of the Board of Directors without the participation of the Chief Executive Officer or other members of management. We do not have a policy that requires the attendance of directors at the Annual Meeting. Mr. Kozato attended the 2017 annual meeting.

Board Committees

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each director who serves on the Audit, Compensation, and Nominating and Corporate Governance Committees is “independent,” as that term is defined by applicable rules of the SEC, and has adopted written charters for each of these committees. The charters of the Audit, Compensation and, Nominating and Corporate Governance Committees are available on the Investor Relations section of our website at www.techpointinc.net under the Investor Relations tab.

Audit Committee and Financial Expert

The current members of the Audit Committee are Robert Cochran (Chair), Fun-Kai Liu and Koji Mori. The Audit Committee held 4 meetings during 2017. Our audit committee oversees our corporate accounting and financial reporting process and assists our Board of Directors in oversight of the integrity of our financial statements, our compliance with certain legal and regulatory requirements, our independent auditor’s qualifications, independence and performance, and our internal accounting and financial controls. Our Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent auditor. The Board of Directors has determined that Mr. Cochran is qualified as an “audit committee financial expert” under the definition outlined by the SEC.

Compensation Committee

The current members of the Compensation Committee are Fun-Kai Liu (Chair), Koji Mori and Robert Cochran. The Compensation Committee held 3 meetings during 2017. Our Compensation Committee oversees our compensation policies, plans and benefits programs and assists our Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation. In addition, our Compensation Committee reviews and makes recommendations to our Board of Directors with respect to our major compensation plans, policies and programs and assesses whether our compensation structure establishes appropriate incentives for officers and employees. The Compensation Committee also reviews and recommends directors’ compensation to the full Board of Directors. The Compensation Committee has the sole authority to select, retain, terminate and approve the fees and other retention terms of consultants as it deems appropriate to perform its duties.

Nominating and Corporate Governance Committee

The current members of the nominating and corporate governance committee are Fun-Kai Liu (Chair), Robert Cochran and Dr. Yaichi Aoshima. The Nominating and Corporate Governance Committee held 2 meetings in 2017. Nominating and Corporate Governance Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of the Board of Directors and its committees. In addition, our Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to our Board of Directors on matters concerning corporate governance and conflicts of interest.

Corporate Governance

Board Leadership Structure and Role in Risk Oversight

Mr. Kozato is our chairman and chief executive officer. Our Board of Directors is responsible for overseeing the overall risk management process at our Company. The responsibility for managing risk rests with executive management while the committees of the board and the Board of Directors as a whole participate in the oversight process. The Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The Board of Directors considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management.

Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Techpoint, Inc., 2550 N. First Street, #550, San Jose, California 95131. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communications received from a stockholder and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the board based on the subject matter.

Certain Relationships and Related Transactions

Aside from to the compensation arrangements of our directors and named executive officers discussed elsewhere in this Proxy Statement, we have not entered into any transactions since January 1, 2017 in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with, or immediate family members of, any of the foregoing, had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Related Party Transaction Approval

We have adopted a written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board of Directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. All of the transactions described above were entered into prior to the adoption of such policy.

2017 Director Compensation

The following table sets forth the cash amounts and the value of other compensation earned by our non-employee directors for their service in 2017:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1) (2)	Total ($)
Fun-Kai Liu	—	20,905	20,905
Koji Mori	—	20,905	20,905
Robert Cochran	—	—	—
Dr. Yaichi Aoshima, Ph.D.	—	—	—

(1)

Amounts represent the aggregate fair value of the option awards computed as of the grant date of each award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes, rather than amounts paid to or realized by the named individual. Our assumptions with respect to the calculation of these values are set forth in Item 8 in the Notes to Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2017. There can be no assurance that option awards will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with ASC 718.

(2)	The following table sets forth the number of shares of common stock subject to outstanding options granted to our non-employee directors in 2017:

Name	Number of Shares (#)
Fun-Kai Liu	7,500
Koji Mori	7,500
Robert Cochran	—
Dr. Yaichi Aoshima, Ph.D.	—

Employee directors do not receive any compensation for service as a member of our Board of Directors. While we reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at board and committee meetings, we do not have a standard compensation policy for our non-employee directors. Historically, we have granted each of our non-employee directors a 10-year option to purchase 22,500 to 30,000 shares of our common stock that vests in equal monthly installments over three years. The grants were each made at the common stock fair market value on the date of grant.

Non-employee directors receive nondiscretionary, automatic grants of restricted stock units under our 2017 Stock Incentive Plan (the “2017 Plan”). A non-employee director will be automatically granted on an annual basis stock units with respect to 7,500 shares. A non-employee director who is initially elected or appointed to our Board of Directors other than on the date of an annual meeting of stockholders will receive a pro-rated grant of stock units to reflect such non-employee director’s partial year of service. The stock units will vest on the first anniversary of the date of grant or, if earlier, the date of our next annual meeting of stockholders following the date of grant. The stock units will become vested if a change in control of the Company occurs during the non-employee director’s service.

On February 16, 2016, in connection with his appointment to our Board of Directors, Robert Cochran received a 10-year option to purchase 30,000 shares of our common stock that vests in equal monthly installments over three years, beginning on February 27, 2016, which was subsequently amended such that monthly vesting occurs now on the first calendar day of each month during the vesting term. The option may be early-exercised, and has an exercise price of $0.97 per share, which represents the common stock fair market value on the date of grant.

On August 18, 2016, in connection with his appointment to our Board of Directors, Dr. Yaichi Aoshima, Ph.D. received a 10-year option to purchase 22,500 shares of our common stock that vests in equal monthly installments over three years, beginning on September 1, 2016. The option may be early-exercised, and has an exercise price of $2.51 per share, which represents the common stock fair market value on the date of grant.

On August 18, 2016, in connection with time served as director, Fun-Kai Liu received a 10-year option to purchase 8,646 shares of our common stock that was fully vested on the date of grant. Mr. Liu further received a 10-year option to purchase 7,500 shares of our common stock that vests in equal monthly installments over one year, beginning on July 1, 2016. The options may be early-exercised, and have an exercise price of $2.51 per share, which represents the common stock fair market value on the date of grant. On August 10, 2017, as reported in the table above, Mr. Liu further received a 10-year option to purchase 7,500 shares of our common stock that vests in equal monthly installments over one year, beginning on July 1, 2017. The options may be early-exercised, and have an exercise price of $3.18 per share, which represents the common stock fair market value on the date of grant.

On August 18, 2016, in connection with time served as director, Mr. Mori received a 10-year option to purchase 4,688 shares of our common stock that was fully vested on the date of grant. Mr. Mori further received a 10-year option to purchase 7,500 shares of our common stock that vests in equal monthly installments over one year, beginning on July 1, 2016. The options may be early-exercised, and have an exercise price of $2.51 per share, which represents the common stock fair market value on the date of grant. On August 10, 2017, as reported in the table above, Mr. Mori further received a 10-year option to purchase 7,500 shares of our common stock that vests in equal monthly installments over one year, beginning on July 1, 2017. The options may be early-exercised, and have an exercise price of $3.18 per share, which represents the common stock fair market value on the date of grant.

Executive Compensation

The following table sets forth information concerning the total compensation our president and chief executive officer, chief financial officer and one other highest paid executive officer, who we refer to as our named executive officers, earned for services rendered to us in all capacities during the years ended December 31, 2016 and December 31, 2017.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Fumihiro Kozato	2017	125,625	(2)	—	188,787	—	—	314,412
President and Chief Executive Officer	2016	125,000		98,400	—	—	—	223,400
Dr. Feng Kuo, Ph.D.	2017	125,625	(3)	—	153,826	—	—	279,451
Chief Technical Officer	2016	125,000		98,400	—	—	—	223,400
Yukiko Tegarden	2017	140,700	(4)	50,000	45,519	—	—	236,219
Chief Financial Officer	2016	108,500		23,100	124,989	—	—	256,589

(1)

Amounts represent the aggregate fair value of the awards computed as of the grant date of each award in accordance with Topic 718 for financial reporting purposes, rather than amounts paid to or realized by the named individual. Our assumptions with respect to the calculation of these values are set forth in Item 8 in the Notes to Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. There can be no assurance that option awards will be exercised (in which case no value will be realized by the individual) or that the value on exercise of options will approximate the fair value as computed in accordance with Topic 718.

(2)	Mr. Kozato’s base salary was increased from $125,000 to $128,750 effective November 1, 2017.
(3)	Dr. Kuo’s base salary was increased from $125,000 to $128,750 effective November 1, 2017.
(4)	Ms. Tegarden’s base salary was increased from $140,000 to $144,200 effective November 1, 2017.

From time to time, our executive officers and directors may enter into written trading plans pursuant to Rule 10b5‑1 of the Securities and Exchange Act of 1934.  No such plans were in place as of April 20, 2018.

2017 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning equity awards our named executive officers held, as of December 31, 2017.

	Option Awards (1)						Stock Awards
Name and Principal Position	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (2)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Yet Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)
Fumihiro Kozato	6/27/2017	(5)	14,400	93,600	$2.93	6/27/2027	—	$-
Dr. Feng Kuo, Ph.D.	6/27/2017	(5)	11,733	76,267	$2.93	6/27/2027	—	$-
Yukiko Tegarden	4/18/2016	(6)	54,000	—	$0.97	4/18/2026	4,500	$78,075
	3/28/2017	(7)	30,000	—	$2.93	3/28/2027	—	$-

(1)

The options have a term of ten years, subject to earlier termination in certain events relating to termination of employment. If an option holder is terminated without “cause” or resigns for “good reason” (each as defined in the applicable option agreement) within 12 months of a change in control, 100% of the shares subject to the option shall vest immediately prior to such termination or resignation.

(2)	Includes options that may be early exercised in exchange for unvested shares
(3)	Represents legally issued shares subject to repurchase related to the early exercise of options.
(4)

The market value of stock awards that have not vested is calculated by multiplying the number of shares or units of stock that have not vested by $17.35, which was calculated based on the per share closing price of our JDSs on December 29, 2017 of ¥1,960, the last trading day of the year ended December 31, 2017, using the Telegraphic Transfer Middle Rate quoted by Mitsubishi Tokyo UFJ Financial Group’s official index as of December 29, 2017.

(5)	Options vest and become exercisable on the first date of every month starting on May 1, 2017 at a rate of 1/60th of the total number of shares. The options are not early exercisable.
(6)

Ms. Tegarden was granted 90,000 options on April 18, 2016 of which all are early exercisable. Of the total options granted, 20% vested on March 1, 2017 with the remaining shares vesting at a rate of 1/48th of the total number of remaining shares each month thereafter. As of December 31, 2017, 36,000 options were exercised, of which 4,500 are subject to the right of repurchase related to the early exercise of stock options.

(7)	Ms. Tegarden was granted 30,000 options on March 28, 2017 of which all are early exercisable. The options vest at a rate of 1/60th over five years on a monthly basis starting May 1, 2017.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued under our equity compensation plans as of December 31, 2017:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and vesting of restricted stock units and restricted shares (1)	(b) Weighted- average exercise price of outstanding options (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders	1,882,902	$1.78	3,933,649
Equity compensation plans not approved by security holders	—	—	—
Total	1,882,902	$1.78	3,933,649

(1)

This includes options to purchase 1,573,568 shares of common stock, 20,000 outstanding restricted stock units and 289,334 legally issued shares subject to repurchase related to the early exercise of options to purchase common stock.

(2)	The calculation of the weighted-average exercise price of outstanding options excludes stock underlying restricted stock units as such awards have no exercise price.
(3)

The number of shares reserved for issuance under the 2017 Plan is automatically increased on the first day of each fiscal year, for a period of not more than 10 years, beginning on January 1, 2018 and ending on January 1, 2027 in an amount equal to the lesser of (i) four percent (4%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (ii) if the our Board acts prior to the first day of the fiscal year, such lesser amount (including zero) that the Board determines for purposes of the annual increase for that fiscal year. On January 1, 2018, the shares reserved for issuance under the 2017 Plan were increased by 681,660 shares, which is equal to 4% of the outstanding shares of common stock on December 31, 2017. In addition, the number of shares reserved for issuance under the 2017 Plan is increased from time to time in an amount equal to the number of shares subject to outstanding options under our 2012 Stock Incentive Plan (the “2012 Plan”) that are subsequently forfeited or terminate for any other reason before being exercised and unvested shares that are forfeited pursuant to the 2012 Plan

Report of the Audit Committee of the Board of Directors

The Audit Committee acts pursuant to a written charter that was adopted by the Board of Directors and became effective on January 27, 2016. Each member of the Audit Committee qualifies as “independent” under the current listing requirements of The New York Stock Exchange.

In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company’s internal control over financial reporting.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2017. The Audit Committee has also discussed with the independent registered public accounting firm, BDO USA, LLP, the matters required to be discussed by AICPA, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Audit Committee

Robert Cochran (Chair)
Fun-Kai Liu
Koji Mori

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the number of shares of common stock beneficially owned on April 4, 2018, by:

•	each person who is known by us to beneficially own 5% or more of our common stock;
•	each of our named executive officers and directors; and
•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 17,124,353 shares of common stock outstanding at April 4, 2018. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 4, 2018, the Record Date for the Annual Meeting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Except as otherwise set forth below, the address of each beneficial owner is 2550 N. First Street, #550, San Jose, California 95131.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Fumihio Kozato (2)	1,844,088	10.8%
Dr. Feng Kuo, Ph.D. (3)	3,350,537	19.5%
Yukiko Tegarden (4)	120,000	*
Fun-Kai Liu (5)	1,220,946	7.1%
Koji Mori (6)	144,688	*
Robert Cochran (7)	10,000	*
Dr. Yaichi Aoshima, Ph.D. (8)	22,500	*
All directors and executive officers as a group (7 persons)	6,712,759	38.7%
5% Stockholders:
DENSO International (9)	1,549,688	9.0%
Akiko Kozato	1,788,888	10.4%

* Beneficial ownership representing less than one percent

(1)

Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Unless otherwise indicated, shares are owned of record and beneficially by the named person.

(2)	Represents 1,818,888 shares of common stock held jointly by Mr. Kozato and Masako Kozato and 25,200 shares underlying an option to purchase common stock held by Fumihiro Kozato.
(3)

Consists of 1,360,000 shares of common stock held by Dr. Kuo and 20,537 shares underlying an option to purchase common stock; 995,000 shares of common stock held by Emily Ku, of which 9,500 are subject to our right to repurchase as of April 4, 2018, and 5,000 shares underlying an option to purchase common stock that may be early exercised, and 970,000 shares of common stock held by Amanda Ku.

(4)	Consists of 36,000 shares of common stock held by Yukiko Tegarden and 84,000 shares underlying options to purchase common stock that may be early exercised.
(5)

Consists of 980,000 shares of common stock and 23,646 shares underlying an option to purchase common stock that may be early exercised, held by Fun-Kai Liu; 100,000 shares of common stock and 17,300 JDRs held by Albert Liu and 100,000 shares of common stock held by Christopher Liu.

(6)

Consists of 30,000 shares of common stock and 19,688 shares underlying an option to purchase common stock that may be early exercised, held by Mr. Mori, and 95,000 of common stock shares held by Kuniko Mori

(7)	Represents shares of common stock underlying an option to purchase common stock that may be early exercised.
(8)	Represents shares of common stock underlying an option to purchase common stock that may be early exercised
(9)

Consists of 30,000 shares and 19,688 shares underlying an option to purchase common stock that may be early exercised, held by Mr. Mori, and 1,500,000 shares held by his employer, DENSO International America, Inc.  The mailing address of DENSO International America, Inc. is 24777 Denso Dr., Southfield, MI 48033.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. BDO USA, LLP audited our financial statements for the years ended December 31, 2017, 2016, 2015 and 2014. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth the fees billed by BDO USA, LLP for audit and other services rendered:

	Year Ended
	December 31,
	2017	2016
Audit Fees (1)	$644,484	$438,415
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
Total	$644,484	$438,415

(1)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements included in the Annual Report on Form 10-K, the review of the Company’s interim consolidated financial statements included in the Quarterly Report on Form 10-Q, and other services in connection with the regulatory filings. Fees for the years ended December 31, 2017 and 2016 also include professional services rendered in connection with the Company’s Registration Statement on Form S-1 related to our IPO completed in September 2017.

(2)

“Audit-related Fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” consist of fees billed for tax compliance, tax advice and tax planning.

Pre-approval Policies and Procedures

In connection with our initial public offering, our Audit Committee established a policy to pre‑approve all audit and permissible non-audit services provided by our independent registered public accounting firm. All of the services provided were pre-approved to the extent required. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC. Throughout the year, the audit committee will review any revisions to the estimates of audit and non-audit fees initially approved.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Stockholder ratification of the selection of BDO USA, LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our stockholders.

The Board of Directors Recommends a Vote “FOR” Ratification of BDO USA, LLP as our Independent Registered Public Accounting Firm.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own during the fiscal year ended December 31, 2017, we noted that each of our officers and directors failed to timely file his or her Form 3 in connection with our initial public offering in September 2017. Specifically Fumihiro Kozato, Dr. Feng Kuo, Yukiko Tegarden, Fun-Kai Liu, Koji Mori, Robert Cochran and Dr. Yaichi Aoshima failed to timely file his or her Form 3. In addition, Akiko Kozato, a beneficial holder of more than 10% of our outstanding shares, failed to timely file her Form 3 in connection with our initial public offering. All eight of the aforementioned late filings were filed with the SEC in October of 2017.

Stockholder Proposals for the 2019 Annual Meeting

If a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2019 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by our Secretary no later than December 22, 2018. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail - Return Receipt Requested.

A stockholder proposal not included in our proxy statement for the 2019 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary date of the preceding year’s annual meeting; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 10th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. The stockholder’s notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Other Matters

Your board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Annual Meeting, we urge you to vote by telephone, the internet, or by signing and mailing the enclosed proxy or voting instruction form promptly.

By Order of the Board of Directors

Fumihiro Kozato

President and Chief Executive Officer

San Jose, California

April 20, 2018

Our Annual Report on Form 10-K for the year ended December 31, 2017 has been provided with this Proxy Statement. We will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of our common stock on the close of business on the Record Date, copies of exhibits to our Annual Report on Form 10-K. Written requests should be sent to: Investor Relations, Techpoint, Inc., 2550 N. First Street, #550, San Jose, California 95131. Our Annual Report on Form 10-K and exhibits are also available at www.sec.gov.

ANNUAL MEETING OF SHAREHOLDERS OF

TECHPOINT, INC.

May 31, 2018

GO GREEN

20630000000000001000 5　　　　053118

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Fumihiro Kozato
- ○ Feng Kuo
- ○ Fun Kai Liu
- ○ Koji Mori
- ○ Robert Cochran
- ○ Yaichi Aoshima

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

ANNUAL  MEETING  OF  SHAREHOLDERS  OF    TECHPOINT,  INC.    May  31,  2018    GO  GREEN    e-Consent  makes  it  easy  to  go  paperless.  With  e-Consent,  you  can  quickly  access  your  proxy  material,  statements  and  other  eligible  documents  online,  while  reducing  costs,  clutter  and  paper  waste.  Enroll  today  via  www.astfinancial.com  to  enjoy  online  access.    NOTICE  OF  INTERNET  AVAILABILITY  OF  PROXY  MATERIAL:  The  Notice  of  Meeting,  proxy  statement  and  proxy  card  are  available  at  www.techpointinc.com/investor_relations.html    Please  sign,  date  and  mail  your  proxy  card  in  the  envelope  provided  as  soon  as  possible.     Please  detach  along  perforated  line  and  mail  in  the  envelope  provided.     20630000000000001000  5  053118    FOR  AGAINST  ABSTAIN    2.  RATIFICATION  OF  APPOINTMENT  OF  BDO  USA,  LLP  AS  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING  FIRM  FOR  FISCALYEAR  2018.  O  Fumihiro  Kozato  O  Feng  Kuo  O  Fun  Kai  Liu    In  their  discretion,  the  proxies  are  authorized  to  vote  upon  such  other  business  as  O  Koji  Mori    may  properly  come  before  the  Annual  Meeting.  This  proxy  when  properly  executed  O  Robert  Cochran    will  be  voted  as  directed  herein  by  the  undersigned  shareholder.  If  no  direction  is  O  Yaichi  Aoshima    made,  this  proxy  will  be  voted  FOR  ALL  NOMINEES  in  Proposal  1  and  FORProposal  2.    individual  nominee(s),  mark  “FOR  ALL  EXCEPT”    THEBOARDOFDIRECTORSRECOMMENDSAVOTEFORALLNOMINEESINTHEELECTIONOFDIRECTORSAND"FOR"PROPOSAL2. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx 1.ElectionofDirectors: FORALLNOMINEESWITHHOLDAUTHORITYFORALLNOMINEESFORALLEXCEPT(Seeinstructionsbelow) INSTRUCTIONS:Towithholdauthoritytovoteforanyandfillinthecirclenexttoeachnomineeyouwishtowithhold,asshownhere: NOMINEES: MARK  “X”  HERE  IF  YOU  PLAN  TO  ATTEND  THE  MEETING.    To  change  the  address  on  your  account,  please  check  the  box  at  right  andindicate  your  new  address  in  the  address  space  above.  Please  note  that  changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis  method.    Signature  of  Shareholder    Date:    Signature  of  Shareholder    Date:    Note:  Please  sign  exactly  as  your  name  or  names  appear  on  this  Proxy.  When  shares  are  held  jointly,  each  holder  should  sign.  When  signing  as  executor,  administrator,  attorney,  trustee  or  guardian,  please  give  fulltitle  as  such.  If  the  signer  is  a  corporation,  please  sign  full  corporate  name  by  duly  authorized  officer,  giving  full title  as  such.  If  signer  is  a  partnership,  please  sign  in  partnership  name  by  authorized  person.

0    TECHPOINT,  INC.    Proxy  for  Annual  Meeting  of  Shareholders  on  May  31,  2018  Solicited  on  Behalf  of  the  Board  of  Directors    The  undersigned  hereby  appoints  Fumihiro  Kozato  and  Yukiko  Tegarden,  and  each  of  them,  with  full  power  of  substitution  and  power  to  act  alone,  as  proxies  to  vote  all  the  shares  of  Common  Stock  which  the  undersigned  would  be  entitled  to  vote  if  personally  present  and  acting  at  the  Annual  Meeting  of  Shareholders  of  Techpoint,  Inc.,  to  be  held  May  31,  2018  at  the  Company’s  headquarters  located  at  2550  N.  First  Street,  #550,  San  Jose,  California  95131,  and  at  any  adjournments  or  postponements  thereof,  as  follows:    (Continued  and  to  be  signed  on  the  reverse  side.)    1.1  14475